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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 14, 1997, included in The Seibels Bruce Group, Inc.'s Annual Report (Form 10-K) for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP

Columbia, South Carolina
March 25, 1997